Other Current Assets (Tables)	6 Months Ended
Jun. 30, 2025
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets consist of the following:

(in thousands of $)	June 30, 2025	December 31, 2024
Prepaid expenses	3,730	2,939
Interest receivable from money market deposits and bank accounts (note 19)	1,962	2,053
Receivable from IRS derivatives	1,415	1,745
Inventories	870	2,077
MTM asset on IRS derivatives (note 19)	—	422
Other (1)	5,048	38,646
Other current assets	13,025	47,882
(1) Included in “Other” are receivables from bp of $nil and $31.6 million, as of June 30, 2025 and December 31, 2024, respectively. Following the COD of FLNG Gimi, these receivables were reclassified from “Other current assets” to “Trade receivables”. Also included in “Other” at December 31, 2024 was $2.4 million in waived dividends related to the acquisition of the non-controlling interest in FLNG Hilli, which was released in February 2025.